================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                DECEMBER 31, 1998


                                -----------------

                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                              0-25370                         48-1024367
(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                   File Number)             Identification No.)



                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices)(Zip Code)


                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)


                              RENTERS CHOICE, INC.
                              13800 MONTFORT DRIVE
                                    SUITE 300
                               DALLAS, TEXAS 75240
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 5.    OTHER EVENTS


           Effective at 11:59 p.m., Eastern Standard Time, on December 31, 1998, Rent-A-Center, Inc., a Delaware corporation and the wholly owned subsidiary of the Registrant, merged with and into the Registrant, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Registrant was the surviving corporation following the Merger. In connection with the Merger, the Registrant changed its name from "Renters Choice, Inc." to "Rent-A-Center, Inc." With the exception of the name change, the certificate of incorporation and bylaws of the Registrant in effect prior to the Merger remain in effect without change. The officers and directors of the Registrant prior to the Merger remain the officers and directors of the Registrant following the Merger.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RENT-A-CENTER, INC.



DATE:  January 8, 1999                BY:  /s/ Robert D. Davis
                                         -----------------------------------
                                         Robert D. Davis, Vice President-Finance
                                         and Treasurer













                                      -3-